UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 15, 2012

SYNAGEVA BIOPHARMA CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23155	56-1808663
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

128 Spring Street, Suite 520, Lexington, Massachusetts 02421

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 357-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 15, 2012, Synageva BioPharma Corp. issued a press release announcing its financial results for its fourth quarter and fiscal year ended December 31, 2011, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information furnished in Item 2.02, including the Exhibit attached hereto, shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by Synageva BioPharma Corp. on March 15, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNAGEVA BIOPHARMA CORP.

By:	/s/ Sanj K. Patel
Sanj K. Patel
President and Chief Executive Officer

Date: March 15, 2012

Exhibit Number	Description

99.1	Press Release issued by Synageva BioPharma Corp. on March 15, 2012